EXHIBIT 10.41
October 3, 2023
Duley Road, LLC
9922 Jefferson Boulevard
Culver City, CA 90232
Attn: Charles N. Kenworthy
Re: Building #3 at 400 Duley Road
Dear Mr. Kenworthy:
Reference is made to that certain Commercial Lease (the “Lease”) dated February 1, 2017 by and between Duley Road, LLC (“Landlord”) and Altor Bioscience Manufacturing Company, LLC (“Tenant”) whereby Tenant leases from Landlord certain premises commonly known as Building #3 at 400 Duley Road, El Segundo, California 90245. Capitalized terms that are undefined herein shall have meanings given to them in the Lease.
Tenant hereby elects to exercise its option to extend the Term of the Lease for an additional period of five (5) years through October 31, 2029 pursuant to the terms of Section 1.2 of the Lease. The parties hereto further agree that all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this letter agreement.

Sincerely,

/s/ David Sachs
David Sachs
CFO

ACKNOWLEDGED AND AGREED

Duley Road, LLC

/s/ Charles N. Kenworthy
Charles N. Kenworthy, Manager